Exhibit 99.3 Delivering a Smoke-Free Future 2020 Third-Quarter Results October 20, 2020

Introduction • A glossary of key terms and definitions, including the definition for reduced-risk products, or "RRPs," additional heated tobacco unit market data, as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures are at the end of today’s webcast slides, which are posted on our website • Unless otherwise stated, all references to IQOS are to our IQOS heat-not-burn products • Comparisons presented on a like-for-like basis reflect pro forma 2019 results, which have been adjusted for the deconsolidation of our Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH), effective March 22, 2019 • Growth rates presented on an organic basis for consolidated financial results reflect currency-neutral underlying results and "like-for-like" comparisons, where applicable 2

Forward-Looking and Cautionary Statements • This presentation and related discussion contain projections of future results and other forward-looking statements. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent. Future results are also subject to the lower predictability of our reduced-risk product category's performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended June 30, 2020. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 3

Forward-Looking and Cautionary Statements (COVID-19) • The COVID-19 pandemic has created significant societal and economic disruption, and resulted in closures of stores, factories and offices, and restrictions on manufacturing, distribution and travel, all of which will adversely impact our business, results of operations, cash flows and financial position during the continuation of the pandemic • Our business continuity plans and other safeguards in place may not be effective to mitigate the impact of the pandemic. Currently, significant risks include our diminished ability to convert adult smokers to our RRPs, significant volume declines in our duty-free business and certain other key markets, disruptions or delays in our manufacturing and supply chain, increased currency volatility, and delays in certain cost saving, transformation and restructuring initiatives. Our business could also be adversely impacted if key personnel or a significant number of employees or business partners become unavailable due to the COVID-19 outbreak. The significant adverse impact of COVID-19 on the economic or political conditions in markets in which we operate could result in changes to the preferences of our adult consumers and lower demand for our products, particularly for our mid-price or premium-price brands. Continuation of the pandemic could disrupt our access to the credit markets or increase our borrowing costs. Governments may temporarily be unable to focus on the development of science-based regulatory frameworks for the development and commercialization of RRPs or on the enforcement or implementation of regulations that are significant to our business. In addition, messaging about the potential negative impacts of the use of our products on COVID-19 risks may lead to increasingly restrictive regulatory measures on the sale and use of our products, negatively impact demand for our products, the willingness of adult consumers to switch to our RRPs and our efforts to advocate for the development of science-based regulatory frameworks for the development and commercialization of RRPs • The impact of these risks also depends on factors beyond our knowledge or control, including the duration and severity of the outbreak, its recurrence in our key markets, actions taken to contain its spread and to mitigate its public health effects, and the ultimate economic consequences thereof 4

Strong Performance in Q3 and YTD September, 2020 •Further robust growth from IQOS •Continued strong IQOS user acquisition to reach an estimated 16.4 million(a) •Sequential improvement in combustible volumes •Excellent margin expansion driven by RRP profitability and cost efficiencies •Strong cash generation (a) See Glossary for definition Source: PMI Financials or estimates, IQOS user panels and PMI Market Research 5

Q3, 2020: Improving Revenues, Strong Margins (Organic variance vs. PY) Net Revenues (1.5)% Net Revenue per Unit(a) 6.5% Combustible Tobacco Pricing % (as a percentage of PY combustible tobacco net revenues) 2.1 Adjusted OI Margin +310bps Adjusted Diluted EPS 5.6% (a) Reflects total PMI net revenues divided by total PMI cigarette and HTU shipment volume Source: PMI Financials or estimates 6

YTD September, 2020: Exceptional Resilience (Organic variance vs. PY) Net Revenues (0.9)% Net Revenue per Unit(a) 7.6% Combustible Tobacco Pricing % (as a percentage of PY combustible tobacco net revenues) 4.2 Adjusted OI Margin +260bps Adjusted Diluted EPS 7.4% (a) Reflects total PMI net revenues divided by total PMI cigarette and HTU shipment volume Source: PMI Financials or estimates 7

Q3, 2020: Multiple Levers Driving Higher Gross Margin 67.7% 67.6% (0.2)pp +0.5pp Currency Global +0.5pp Manufacturing (0.3)pp Productivity / Other Devices Combustible +1.1pp Pricing 65.9% HTU Mix Impact Q3, 2019 Q3, 2020 Q3, 2020 (Excluding Currency) Note: Sum of the drivers do not foot due to rounding Source: PMI Financials or estimates 8

Q3, 2020: Cost Efficiencies Support Margin Expansion Marketing, Admin. & Research Costs (as a % of net revenues) 24.1% 23.8% (1.4)pp +1.1pp 22.7% SG&A / Other Currency Q3, 2019 Q3, 2020 Q3, 2020 Note: Variances are vs. prior year as a percentage of net revenues. (Excluding Currency) Q3, 2019 excludes reporting adjustment of $396 million (refer to slide 46): asset impairment & exit costs ($22 million) and the Russia excise and VAT audit charge ($374 million) Source: PMI Financials or estimates 9

FY, 2020: ~5-6% Organic EPS Growth • Now expect around 5% to 6% adjusted diluted EPS growth, on an organic basis: Forecast range of $5.05 to $5.10, including a 32-cent currency headwind, at prevailing exchange rates ⎼ • Assumes: A total industry decline of 7% to 8% (vs. -7% to -9%, previously) Total like-for-like PMI shipment volume decline of 8% to 9% (vs. -8% to -10%, previously) ⎼ Around 200bps expansion in adjusted OI margin, on an organic basis (vs. >150bps, previously) ⎼ Approximately $0.6 billion in capital expenditures (vs. approx. $0.7 billion, previously) ⎼ An effective tax rate, excluding discrete items, of 22% to 23% (vs. approx. 22%, previously) ⎼ ⎼ Note: Growth rates presented on an organic basis for consolidated financial results reflect currency-neutral underlying results and "like-for-like" comparisons, where applicable Source: PMI Financials or estimates 10

Q4, 2020: Stable Underlying Trends • Underlying consumption trends assumed broadly stable, following robust Q3: Q3 helped by opening of hospitality settings and summer conditions in many markets Continued pandemic-related uncertainty, with tightening local restrictions in certain countries ⎼ ⎼ • Phasing of costs and Japan pricing effects from Q3 • Expect organic EPS growth to be flat to modestly negative vs. Q4, 2019: Estimated 4 cents of unfavorable currency at prevailing exchange rates ⎼ Source: PMI Financials or estimates 11

Total PMI Shipment Volume (billion units) Change In-Market 199.5 vs. PY Sales 16.0 Total 184.4 (7.6)% (5.8)% HTUs 19.0 18.7% 28.5% 183.5 Cigarettes 165.5 (9.8)% (8.8)% Q3, 2019 Q3, 2020 Source: PMI Financials or estimates 12

HTUs Now Comprise Over 10% of Our Total Volume (as a % of PMI Total Shipment Volume) 10.3% 7.8% 5.3% 4.5% 0.9% —% 2015 2016 2017 2018 2019 YTD Sept, 2020 0.4 7.4 36.2 41.4 59.7 54.4 PMI HTU Shipment Volume (billion units) Source: PMI Financials or estimates 13

Increasing Weight of RRPs Driven by Strong Growth (as a % of PMI Total Net Revenues) 23.0% 18.7% 13.8% 12.7% 2.7% —% 0.2% 2014 2015 2016 2017 2018 2019 YTD Sept, 2020 $0.1 $0.7 $3.6 $4.1 $5.6 $4.9 RRP Net Revenues ($ in billions) Source: PMI Financials or estimates 14

EA&A Region: Scale in RRPs Drives Profitability (RRP Net Revenues as a % of Total Net Revenues) 44.6% Adjusted 39.5% OI Margin 53.6% • EA&A Region on track to deliver >50% of net revenues from RRPs in 2020 • Strong margin progression testament 15.5% to the RRP business model at scale 2016 YTD Sept, 2020 $0.7 $2.2 RRP Net Revenues ($ in billions) Source: PMI Financials or estimates 15

PMI Total International Market Share HTUs (0.4)pp 29.3% +0.8pp (a) Cigarettes excluding 28.9% Duty Free and Indonesia Q3, 2019 Q3, 2020 (a) HTUs include a (0.1)pp impact of Duty Free HTUs Note: Excluding China and the U.S. Current view (reflecting the deconsolidation of RBH, PMI’s total market share has been restated for previous periods). Sales volume of PMI cigarettes and HTUs as a percentage of the total industry sales volume for cigarettes and HTUs Source: PMI Financials or estimates 16

PMI Total International Market Share HTUs (0.4)pp 29.3% +0.8pp (a) Cigarettes 28.9% excluding Duty Free (0.7)pp and Indonesia Indonesia (0.4)pp 28.2% Duty Free Cigarettes Q3, 2019 Q3, 2020 (a) HTUs include a (0.1)pp impact of Duty Free HTUs Note: Excluding China and the U.S. Current view (reflecting the deconsolidation of RBH, PMI’s total market share has been restated for previous periods). Sales volume of PMI cigarettes and HTUs as a percentage of the total industry sales volume for cigarettes and HTUs Source: PMI Financials or estimates 17

Indonesia: Better Industry Volume, Challenges Remain Change in Industry Volume (2020 vs. PY) (ex-inventory movements) Q1 Q2 Q3 (6.8)% (6.1)% (22.1)% Source: PMI Financials or estimates 18

Significant Tax Gaps Drive Downtrading Industry Volume Share by Tax Tier Tier 1 Tier 2 (IDR/stick) A MILD 12s SKM 12s Retail Selling Price 1,500 900 Total Excise Tax 814 501 80% Tier 1 74% • Serious and growing threat to state excise tax revenues • We are hopeful steps will be taken over Below 26% time to reform tax tiers and level the Tier 1 20% playing field • Process of minimum retail price Q3, 2019 Q3, 2020 implementation is progressing slowly Note: Chart not to scale. SKM stands for machine-made kretek Source: PMI Financials or estimate 19

Over 16 Million IQOS Users (in millions) 16.4 Total IQOS Users(a) 15.3 Estimated users who are in various stages of conversion to IQOS(a) 14.3 Estimated users who have stopped 13.5 smoking and switched to IQOS(a) 12.3 11.2 10.4 9.6 8.8 67% 69% 70% 70% 71% 71% 73% 72% 72% 3.0 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2018 2019 2020 (a) See Glossary for definition Source: PMI Financials or estimates, IQOS user panels and PMI Market Research 20

Key Cities Provide Excellent Base for Growth PMI HTU Offtake Shares (Q3, 2020) Change vs. PY +6.1pp +3.2pp +6.5pp +2.9pp +2.0pp +2.4pp +1.0pp +4.5pp +4.1pp 29.1% 23.4% 18.2% 16.0% 14.7% 14.4% 14.1% 12.7% 11.5% Vilnius Tokyo(a) Kiev Prague Athens Moscow Bratislava Rome Warsaw +4.4pp +3.2pp +0.3pp +2.9pp +2.0pp +1.1pp +1.9pp +1.9pp +0.3pp 11.4% 10.9% 9.6% 8.8% 5.6% 5.4% 4.7% 2.9% 1.6% Kuala L. Lisbon Seoul Milan Munich Bucharest Zurich London Madrid (a) Japan total market includes the cigarillo category Note: Kuala L. is Kuala Lumpur Source: PMI Financials or estimates 21

EU Region: Continued HEETS Share Growth Adjusted 2.5% 4.0% SoM(a) 3.9% +1.5pp 2.4% Q3, 2019 Q3, 2020 Sequential Performance (vs. Q2, 2020) Adjusted SoM: +0.1pp(a) Adjusted IMS Volume: +15.7%(a) (a) Excluding the estimated impact of retailer inventory movements and consumer pantry loading Note: Sales volume of PMI HTUs as a percentage of the total industry sales volume for cigarettes and HTUs Source: PMI Financials or estimates 22

Russia: Continued PMI HTU Share Growth 5.8% +1.8pp 4.0% Q3, 2019 Q3, 2020 Sequential Performance (vs. Q2, 2020) Adjusted SoM: +0.1pp(a) Adjusted IMS Volume: +9.5%(a) (a) Excluding the impact of estimated trade inventory movements Note: Adjusted shares are equal to reported shares for Q3, 2019 and Q3, 2020 Source: PMI Financials or estimates 23

Japan: Continued PMI HTU Share Growth Adjusted Total 16.3% 18.9% Tobacco SoM(a) 20.5% +3.4pp 17.1% Q3, 2019 Q3, 2020 Sequential Performance (vs. Q2, 2020) Adjusted Total Tobacco SoM: +0.2pp(a) Adjusted IMS Volume: +7.3%(a) (a) Excluding the impact of estimated trade inventory movements, and including the cigarillo category Source: PMI Financials or estimates 24

Geographic Expansion of IQOS Continues 61 Markets Worldwide(a) Market Launches Of which 2015 (7) 2016 (13) 32 2017 (18) Non-OECD 2018 (6) 2019 (8) 2020 (9) (a) Status at October 1, 2020 Note: Reflects markets where IQOS is available in key cities or nationwide. Reflects date of initial geographic expansion beyond pilot launch city. The number of markets includes International Duty Free. While IQOS is currently available for sale in Mexico, the country recently banned the importation of e-cigarettes and devices that heat tobacco 25

IQOS VEEV Launch • New Zealand launch in August • Further markets in Q4 and 2021 • Leveraging IQOS commercial infrastructure • Testing age verification technology 26 lil SOLID Launched in Russia and Ukraine • Convenient, affordable proposition to reach more adult smokers • Encouraging early results with positive consumer feedback “Something new endorsed by IQOS. I’ll be one of the first owners in Russia” — Consumer testimonial Source: PMI Financials or estimates, and PMI Market Research 27 lil HYBRID Launch in Japan • Launching shortly in Japan • Innovative and differentiated heated tobacco experience • Further broadening range of consumer offer 28

ESG at the Core of Our Mission & Strategy • Innovating with significantly better reduced-risk products for public health, at scale: Important contribution to Sustainable Development Goals, notably ‘Good Health & Well-Being’ (SDG3) ⎼ • Best-in-class practices on the central ESG topics across our value chain: Protecting the environment Operating with excellence ⎼ Caring for the people we work with ⎼ ⎼ • Unique combination whereby sustainability is a driver of innovation and growth Note: Please refer to the PMI 2019 Integrated Report on our website for more information 29

Superior, Sustainable Growth Prospects • Strong Q3 performance; raising full-year guidance • Multiple growth drivers: Positive mix from RRPs Pricing ⎼ Manufacturing productivities ⎼ Cost efficiencies from digitalization and simplification ⎼ ⎼ • Product offer and innovation to step up in 2021 • ESG at the heart of our smoke-free strategy • Remain confident in mid-term growth prospects: When COVID-related headwinds abate, expect to resume growth consistent with targeted 2019-2021 CAGRs Note: 2019-2021⎼ targets first communicated at PMI Investor Day, on September 27, 2018 Source: PMI Financials or estimates (status on October 20, 2020) 30

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Delivering a Smoke-Free Future 2020 Third-Quarter Results October 20, 2020

Glossary of Key Terms and Definitions, Appendix, and Reconciliation of Non-GAAP Measures 33

Glossary: General Terms • "PMI" refers to Philip Morris International Inc. and its subsidiaries • Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") • "RBH" refers to PMI’s Canadian subsidiary, Rothmans, Benson & Hedges Inc. • The Companies’ Creditors Arrangement Act (CCAA) is a Canadian federal law that permits a Canadian business to restructure its affairs while carrying on its business in the ordinary course • Trademarks are italicized • Comparisons are made to the same prior-year period unless otherwise stated • Unless otherwise stated, references to total industry, total market, PMI shipment volume and PMI market share performance reflect cigarettes and heated tobacco units • References to total international market, defined as worldwide cigarette and heated tobacco unit volume excluding the U.S., total industry, total market and market shares are PMI estimates for tax-paid products based on the latest available data from a number of internal and external sources and may, in defined instances, exclude the People's Republic of China and/or PMI's duty free business. In addition, to reflect the deconsolidation of PMI's Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH), effective March 22, 2019, PMI's total market share has been restated for previous periods • 2020 third-quarter and nine months year-to-date estimates for total industry volume and market share in certain geographies reflect limitations on the availability and accuracy of industry data during pandemic-related restrictions • "OTP" is defined as "other tobacco products," primarily roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos, and does not include reduced-risk products • "Combustible products" is the term PMI uses to refer to cigarettes and OTP, combined • In-market sales, or "IMS," is defined as sales to the retail channel, depending on the market and distribution model • "Total shipment volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume 34

Glossary: General Terms (cont.) • "EU" is defined as the European Union Region • "EE" is defined as the Eastern Europe Region • "ME&A" is defined as the Middle East & Africa Region and includes PMI's duty free business • "S&SA" is defined as the South & Southeast Asia Region • "EA&A" is defined as the East Asia & Australia Region • "LA&C" is defined as the Latin America & Canada Region • Following the deconsolidation of PMI's Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH), PMI will continue to report the volume of brands sold by RBH for which other PMI subsidiaries are the trademark owner. These include HEETS, Next, Philip Morris and Rooftop • From time to time, PMI’s shipment volumes are subject to the impact of distributor inventory movements, and estimated total industry/market volumes are subject to the impact of inventory movements in various trade channels that include estimated trade inventory movements of PMI’s competitors arising from market-specific factors that significantly distort reported volume disclosures. Such factors may include changes to the manufacturing supply chain, shipment methods, consumer demand, timing of excise tax increases or other influences that may affect the timing of sales to customers. In such instances, in addition to reviewing PMI shipment volumes and certain estimated total industry/market volumes on a reported basis, management reviews these measures on an adjusted basis that excludes the impact of distributor and/or estimated trade inventory movements. Management also believes that disclosing PMI shipment volumes and estimated total industry/market volumes in such circumstances on a basis that excludes the impact of distributor and/or estimated trade inventory movements, such as on an IMS basis, improves the comparability of performance and trends for these measures over different reporting periods • "Illicit trade" refers to domestic non-tax paid products • "SoM" stands for share of market • "ESG" stands for environmental, social, and governance • "OECD" is defined as Organisation for Economic Co-operation and Development 35

Glossary: Financial Terms • Net revenues related to combustible products refer to the operating revenues generated from the sale of these products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • Net revenues related to RRPs represent the sale of heated tobacco units, IQOS devices and related accessories, and other nicotine- containing products, primarily e-vapor products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • "SG&A" stands for selling, general & administrative • "Adjusted Operating Income (OI) Margin" is calculated as adjusted OI, divided by net revenues • "Net debt" is defined as total debt, less cash and cash equivalents • Growth rates presented on an organic basis for consolidated financial results reflect currency-neutral underlying results and "like-for-like" comparisons, where applicable • Management reviews net revenues, OI, OI margins, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items. Organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures, including pro forma measures, will provide useful insight into underlying business trends and results, and will provide a more meaningful performance comparison for the period during which RBH remains under CCAA protection. For PMI's 2018 pro forma adjusted diluted EPS by quarter and year-to-date, see Schedule 3 in PMI’s third-quarter 2019 earnings release • "Fair value adjustment for equity security investments" reflects the adjustment resulting from share price movements in passive investments for publicly traded entities that are not controlled or influenced by PMI. Under U.S. GAAP, such adjustments are required, since January 1, 2018, to be reflected directly in the income statement 36

Glossary: Reduced-Risk Products • "Reduced-risk products," or "RRPs," is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continuing smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. PMI RRPs are smoke-free products that produce an aerosol that contains far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke • "Aerosol" refers to a gaseous suspension of fine solid particles and/or liquid droplets • "Combustion" is the process of burning a substance in oxygen, producing heat and often light • "Smoke" is a visible suspension of solid particles, liquid droplets and gases in air, emitted when a material burns • "Heated tobacco units," or "HTUs," is the term PMI uses to refer to heated tobacco consumables, which for PMI include the company's HEETS, HEETS Creations, HEETS Dimensions, HEETS Marlboro and HEETS FROM MARLBORO (defined collectively as HEETS), Marlboro HeatSticks and Parliament HeatSticks, as well as the KT&G-licensed brand, Fiit (outside of Korea) • The IQOS heat-not-burn device is a precisely controlled heating device into which a specially designed and proprietary tobacco unit is inserted and heated to generate an aerosol • HTU "offtake volume" represents the estimated retail offtake of HTUs based on a selection of sales channels that vary by market, but notably include retail points of sale and e-commerce platforms • HTU "offtake share" represents the estimated retail offtake volume of HTUs divided by the sum of estimated total offtake volume for cigarettes and HTUs • Market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs • "Total IQOS users" is defined as the estimated number of Legal Age (minimum 18 years) IQOS users that used PMI HTUs for at least 5% of their daily tobacco consumption over the past seven days • "Converted IQOS Users" is defined as the estimated number of Legal Age (minimum 18 years) IQOS users that used PMI HTUs for over 95% of their daily tobacco consumption over the past seven days 37

Glossary: Reduced-Risk Products (cont.) • "Predominant IQOS Users" is defined as the estimated number of Legal Age (minimum 18 years) IQOS users that used PMI HTUs units for between 70% and 95% of their daily tobacco consumption over the past seven days • "Situational IQOS Users" is defined as the estimated number of Legal Age (minimum 18 years) IQOS users that used PMI HTUs for between 5% and less than 70% of their daily tobacco consumption over the past seven days • "Abandoned IQOS Users" is defined as the estimated number of Legal Age (minimum 18 years) IQOS users that used PMI HTUs for less than 5% of their daily tobacco consumption over the past seven days • The estimated number of people who have "stopped smoking and switched to IQOS" is defined as: for markets where IQOS is the only heat-not- burn product, daily individual consumption of PMI HTUs represents the totality of their daily tobacco consumption in the past seven days; for markets where IQOS is one among other heat-not-burn products, daily individual consumption of HTUs represents the totality of their daily tobacco consumption in the past seven days, of which at least 70% are PMI HTUs • "FDA" stands for the U.S. Food & Drug Administration • "MRTP" stands for Modified Risk Tobacco Product, the term used by the U.S. FDA to refer to RRPs • "MRTP application" stands for Modified Risk Tobacco Product application under section 911 of the FD&C Act • "PMTA" stands for Premarket Tobacco Application under section 910 of the FD&C Act 38

Glossary: IQOS in the United States • On April 30, 2019, the U.S. Food and Drug Administration (FDA) announced that the marketing of a version of IQOS, PMI's heat-not-burn product, together with its heated tobacco units (the term PMI uses to refer to heated tobacco consumables), is appropriate for the protection of public health and authorized it for sale in the U.S. The FDA’s decision follows its comprehensive assessment of PMI’s premarket tobacco product applications (PMTAs) submitted to the Agency in 2017. In the third quarter of 2019, PMI brought a version of its IQOS Platform 1 device and three variants of its heated tobacco units to the U.S. through its license with Altria Group, Inc., whose subsidiary, Philip Morris USA Inc., is responsible for marketing the product and complying with the provisions set forth in the FDA's marketing order. On March 30, 2020, PMI submitted a supplemental PMTA for the IQOS 3 tobacco heating device with the U.S. Food and Drug Administration • On July 7, 2020, the FDA authorized the marketing of a version of IQOS, together with its heated tobacco units, as a modified risk tobacco product (MRTP). In doing so, the agency found that an IQOS exposure modification order is appropriate to promote the public health. The decision follows a review of the extensive scientific evidence package PMI submitted to the FDA in December 2016 to support its MRTP authorization applications • Shipment volume of heated tobacco units to the U.S. is included in the heated tobacco unit shipment volume of the Latin America & Canada segment. Revenues from shipments of Platform 1 devices, heated tobacco units and accessories to Altria Group, Inc. for sale under license in the U.S. are included in Net Revenues of the Latin America & Canada segment 39

2020: EPS Guidance Full-Year ($/share) 2020 Organic Forecast 2019 Growth Reported Diluted EPS $5.03≥ – $5.08 $4.61 - Tax items (0.06) (0.04) - Asset impairment and exit costs 0.04 0.23 - Canadian tobacco litigation-related expense 0.09 - Loss on deconsolidation of RBH 0.12 - Russia excise and VAT audit charge 0.20 - Fair value adjustment for equity security investments 0.04 (0.02) Adjusted Diluted EPS $5.05 – $5.10 $5.19 - Net earnings attributable to RBH (0.06) (a) Adjusted Diluted EPS $5.05 – $5.10 $5.13 (b) - Currency 0.32 Adjusted Diluted EPS, excluding currency $5.37 – $5.42 $5.13 (b) 5% – 6% (a) Net reported diluted EPS attributable to RBH from January 1, 2019 through March 21, 2019 (b) Pro forma Source: PMI Financials or estimates 40

EU Region: HEETS SoM Performance in Select Markets Growth Growth Growth Q3, 2020 vs. PY Q3, 2020 vs. PY Q3, 2020 vs. PY Croatia 4.4% +1.5pp Italy 7.8% +3.2pp Romania 2.8% +0.8pp Czech Slovak Latvia Republic 8.0 +2.2 10.3 +4.4 Republic 9.1 +2.1 Germany 1.9 +0.8 Lithuania 20.0 +5.1 Slovenia 4.5 +1.6 Greece 10.4 +2.6 Poland 4.7 +2.3 Switzerland 3.6 +1.1 Hungary 9.5 +7.3 Portugal 8.9 +2.7 UK 1.2 +0.8 Note: Select markets where HEETS share is ≥ 1%. Sales volume of PMI HTUs as a percentage of the total industry sales volume for cigarettes and HTUs Source: PMI Financials or estimates 41

Third-Largest ‘Brand’ in IQOS Markets Share in IQOS Markets (Q3, 2020)(a) 13.0% 6.0% 3.8% #3 Marlboro Winston PMI HTUs Rothmans L&M (a) Reflects 60 markets where IQOS is available in key cities or nationwide at October 1, 2020. Excludes the U.S. Note: All ‘brands’ except ‘PMI HTUs’ include cigarettes only. Reflects sales volume as a percentage of the total industry sales volume for cigarettes and HTUs Source: PMI Financials or estimates 42

Korea: Sequential Share Performance HEETS SoM 6.3% 6.4% 6.7% 6.4% 6.1% Adjusted(a) 6.6% 6.6% 6.2% 6.3% 6.0% Q3 Q4 Q1 Q2 Q3 2019 2020 (a) Excluding the impact of estimated trade inventory movements Source: PMI Financials or estimates 43

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency (Unaudited) Quarters Ended September 30, 2020 2019 % Change Reported Diluted EPS $ 1.48 $ 1.22 21.3% Less: Currency (0.09) Reported Diluted EPS, excluding Currency $ 1.57 $ 1.22 28.7% Quarters Ended September 30, Year Ended 2020 2019 % Change 2019 Reported Diluted EPS $ 1.48 $ 1.22 21.3% $ 4.61 Asset impairment and exit costs - 0.01 0.23 Canadian tobacco litigation-related expense - - 0.09 Loss on deconsolidation of RBH - - 0.12 Russia excise and VAT audit charge - 0.20 0.20 Fair value adjustment for equity security investments - - (0.02) Tax items (0.06) - (0.04) Adjusted Diluted EPS $ 1.42 $ 1.43 (0.7)% $ 5.19 Less: Currency (0.09) Adjusted Diluted EPS, excluding Currency $ 1.51 $ 1.43 5.6% 44

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended September 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2020			**Reduced-Risk Products**	**2019**		**% Change**	
$ 706	$ 8	$ 699	$ -	$ 699	European Union	$ 467	51.3%	49.7%	49.7%
263	(21)	284	-	284	Eastern Europe	235	11.9%	21.1%	21.1%
-	(1)	1	-	1	Middle East & Africa	63	(100.0)%	(99.0)%	(99.0)%
-	-	-	-	-	South & Southeast Asia	-	-	-	-
753	12	742	-	742	East Asia & Australia	572	31.6%	29.6%	29.6%
7	(1)	8	-	8	Latin America & Canada (a)	7	(6.1)%	1.9%	1.9%
$ 1,730	**$ (4)**	**$ 1,733**	**$ -**	**$ 1,733**	**Total RRPs**	**$ 1,344**	**28.6%**	**28.9%**	**28.9%**
		2020			**PMI**	**2019**		**% Change**	
$ 2,950	$ 40	$ 2,910	$ -	$ 2,910	European Union	$ 2,645	11.5%	10.0%	10.0%
899	(66)	965	-	965	Eastern Europe	899	-	7.3%	7.3%
768	(28)	796	-	796	Middle East & Africa	1,127	(31.9)%	(29.4)%	(29.4)%
1,071	3	1,068	-	1,068	South & Southeast Asia	1,246	(14.0)%	(14.3)%	(14.3)%
1,358	18	1,340	-	1,340	East Asia & Australia	1,252	8.5%	7.0%	7.0%
400	(45)	445	-	445	Latin America & Canada	473	(15.4)%	(5.9)%	(5.9)%
$ 7,446	**$ (78)**	**$ 7,524**	**$ -**	**$ 7,524**	**Total PMI**	**$ 7,642**	**(2.6)%**	**(1.5)%**	**(1.5)%**

(a) Net Revenues include revenues from shipments of the *IQOS* heated tobacco device, heated tobacco units and accessories to Altria Group, Inc., commencing in the third quarter of 2019, for sale under license in the United States

Note: Sum of Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

45

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Asset Impairment & Exit Costs	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acqui-sitions	Adjusted Operating Income excluding Currency & Acqui-sitions		Operating Income (Loss)	Asset Impairment & Exit Costs and Others	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acqui-sitions
			2020				**Quarters Ended September 30,**		2019			% Change	
$ 1,588	$ -	$ 1,588	$ 23	$ 1,565	$ -	$ 1,565	European Union	$ 1,255	$ -	$ 1,255	26.5%	24.7%	24.7%
245	-	245	(105)	350	-	350	Eastern Europe	(101)	(374)[(a)]	273	(10.3)%	28.2%	28.2%
261	-	261	(15)	276	-	276	Middle East & Africa	519	-	519	(49.7)%	(46.8)%	(46.8)%
402	-	402	(3)	405	-	405	South & Southeast Asia	539	-	539	(25.4)%	(24.9)%	(24.9)%
637	-	637	17	620	-	620	East Asia & Australia	451	-	451	41.2%	37.5%	37.5%
110	-	110	(44)	154	-	154	Latin America & Canada	125	(22)[(b)]	147	(25.2)%	4.8%	4.8%
$ 3,243	$ -	$ 3,243	$ (127)	$ 3,370	$ -	$ 3,370	**Total PMI**	$ 2,788	$ (396)	$ 3,184	1.9%	5.8%	5.8%

(a) Represents the Russia excise and VAT audit charge
(b) Represents asset impairment and exit costs

46

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions

($ in millions) / (Unaudited)

2020: Adjusted Operating Income (a)	2020: Net Revenues	2020: Adjusted Operating Income Margin	2020: Adjusted Operating Income excluding Currency (a)	2020: Net Revenues excluding Currency (b)	2020: Adjusted Operating Income Margin excluding Currency	2020: Adjusted Operating Income excluding Currency & Acquisitions (a)	2020: Net Revenues excluding Currency & Acquisitions (b)	2020: Adjusted Operating Income Margin excluding Currency & Acquisitions	Quarters Ended September 30,	2019: Adjusted Operating Income (a)	2019: Net Revenues	2019: Adjusted Operating Income Margin	% Points Change: Adjusted Operating Income Margin	% Points Change: Adjusted Operating Income Margin excluding Currency	% Points Change: Adjusted Operating Income Margin excluding Currency & Acquisitions
$ 1,588	$ 2,950	53.8%	$ 1,565	$ 2,910	53.8%	$ 1,565	$ 2,910	53.8%	European Union	$ 1,255	$ 2,645	47.4%	6.4	6.4	6.4
245	899	27.3%	350	965	36.3%	350	965	36.3%	Eastern Europe	273	899	30.4%	(3.1)	5.9	5.9
261	768	34.0%	276	796	34.7%	276	796	34.7%	Middle East & Africa	519	1,127	46.1%	(12.1)	(11.4)	(11.4)
402	1,071	37.5%	405	1,068	37.9%	405	1,068	37.9%	South & Southeast Asia	539	1,246	43.3%	(5.8)	(5.4)	(5.4)
637	1,358	46.9%	620	1,340	46.3%	620	1,340	46.3%	East Asia & Australia	451	1,252	36.0%	10.9	10.3	10.3
110	400	27.5%	154	445	34.6%	154	445	34.6%	Latin America & Canada	147	473	31.1%	(3.6)	3.5	3.5
$ 3,243	$ 7,446	43.6%	$ 3,370	$ 7,524	44.8%	$ 3,370	$ 7,524	44.8%	Total PMI	$ 3,184	$ 7,642	41.7%	1.9	3.1	3.1

(a) For the calculation of Adjusted Operating Income and Adjusted Operating Income excluding currency and acquisitions refer to previous slide
(b) For the calculation of Net Revenues excluding currency and acquisitions refer to slide 45

47

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency (Unaudited) Nine Months Ended September 30, 2020 2019 % Change Reported Diluted EPS $ 3.90 $ 3.57 9.2% Less: Currency (0.28) Reported Diluted EPS, excluding Currency $ 4.18 $ 3.57 17.1% Nine Months Ended September 30, Year Ended 2020 2019 % Change 2019 Reported Diluted EPS $ 3.90 $ 3.57 9.2% $ 4.61 Asset impairment and exit costs 0.04 0.03 0.23 Canadian tobacco litigation-related expense - 0.09 0.09 Loss on deconsolidation of RBH - 0.12 0.12 Russia excise and VAT audit charge - 0.20 0.20 Fair value adjustment for equity security investments 0.04 - (0.02) Tax items (0.06) (0.04) (0.04) Adjusted Diluted EPS $ 3.92 $ 3.97 (1.3)% $ 5.19 Less: Currency (0.28) Adjusted Diluted EPS, excluding Currency $ 4.20 $ 3.97 5.8% 48

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Nine Months Ended September 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2020			**Reduced-Risk Products**	2019		% Change	
$ 1,861	$ (34)	$ 1,895	$ -	$ 1,895	European Union	$ 1,242	49.9%	52.6%	52.6%
789	(45)	833	-	833	Eastern Europe	526	50.1%	58.6%	58.6%
52	-	52	-	52	Middle East & Africa	248	(79.2)%	(79.0)%	(79.0)%
-	-	-	-	-	South & Southeast Asia	-	-	-	-
2,169	13	2,156	-	2,156	East Asia & Australia	2,020	7.3%	6.7%	6.7%
20	(2)	22	-	22	Latin America & Canada [(a)]	18	12.0%	20.6%	20.6%
$ 4,890	**$ (68)**	**$ 4,958**	**$ -**	**$ 4,958**	**Total RRPs**	**$ 4,053**	**20.6%**	**22.3%**	**22.3%**
		2020			**PMI**	2019		% Change	
$ 7,960	$ (130)	$ 8,090	$ -	$ 8,090	European Union	$ 7,381	7.8%	9.6%	9.6%
2,470	(145)	2,615	-	2,615	Eastern Europe	2,300	7.4%	13.7%	13.7%
2,348	(46)	2,394	-	2,394	Middle East & Africa	3,058	(23.2)%	(21.7)%	(21.7)%
3,211	(24)	3,235	-	3,235	South & Southeast Asia	3,607	(11.0)%	(10.3)%	(10.3)%
4,045	(3)	4,048	-	4,048	East Asia & Australia	4,094	(1.2)%	(1.1)%	(1.1)%
1,216	(121)	1,337	-	1,337	Latin America & Canada	1,652	(26.4)%	(19.1)%	(19.1)%
$ 21,250	**$ (469)**	**$ 21,719**	**$ -**	**$ 21,719**	**Total PMI**	**$ 22,092**	**(3.8)%**	**(1.7)%**	**(1.7)%**

(a) Net Revenues include revenues from shipments of the *IQOS* heated tobacco device, heated tobacco units and accessories to Altria Group, Inc., commencing in the third quarter of 2019, for sale under license in the United States

Note: Sum of Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

49

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

2020 Operating Income	2020 Asset Impairment & Exit Costs	2020 Adjusted Operating Income	2020 Currency	2020 Adjusted Operating Income excluding Currency	2020 Acqui-sitions	2020 Adjusted Operating Income excluding Currency & Acqui-sitions	Nine Months Ended September 30,	2019 Operating Income	2019 Asset Impairment & Exit Costs and Others	2019 Adjusted Operating Income	% Change Total	% Change Excluding Currency	% Change Excluding Currency & Acqui-sitions
$ 3,924	$ (27)	$ 3,951	$ (107)	$ 4,058	$ -	$ 4,058	European Union	$ 3,346	$ -	$ 3,346	18.1%	21.3%	21.3%
610	(7)	617	(208)	825	-	825	Eastern Europe	284	(374)[(a)]	658	(6.2)%	25.4%	25.4%
819	(9)	828	(29)	857	-	857	Middle East & Africa	1,304	-	1,304	(36.5)%	(34.3)%	(34.3)%
1,290	(11)	1,301	-	1,301	-	1,301	South & Southeast Asia	1,471	(20)[(b)]	1,491	(12.7)%	(12.7)%	(12.7)%
1,792	(13)	1,805	2	1,803	-	1,803	East Asia & Australia	1,520	-	1,520	18.8%	18.6%	18.6%
328	(4)	332	(85)	417	-	417	Latin America & Canada	100	(478)[(c)]	578	(42.6)%	(27.9)%	(27.9)%
$ 8,763	$ (71)	$ 8,834	$ (427)	$ 9,261	$ -	$ 9,261	Total PMI	$ 8,025	$ (872)	$ 8,897	(0.7)%	4.1%	4.1%

(a) Represents the Russia excise and VAT audit charge
(b) Represents asset impairment and exit costs
(c) Includes asset impairment and exit costs ($45 million), the Canadian tobacco litigation-related expense ($194 million) and the loss on deconsolidation of RBH ($239 million)

50

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions

($ in millions) / (Unaudited)

2020 Adjusted Operating Income (a)	2020 Net Revenues	2020 Adjusted Operating Income Margin	2020 Adjusted Operating Income excluding Currency (a)	2020 Net Revenues excluding Currency (b)	2020 Adjusted Operating Income Margin excluding Currency	2020 Adjusted Operating Income excluding Currency & Acquisitions (a)	2020 Net Revenues excluding Currency & Acquisitions (b)	2020 Adjusted Operating Income Margin excluding Currency & Acquisitions	Nine Months Ended September 30,	2019 Adjusted Operating Income (a)	2019 Net Revenues	2019 Adjusted Operating Income Margin	% Points Change Adjusted Operating Income Margin	% Points Change Adjusted Operating Income Margin excluding Currency	% Points Change Adjusted Operating Income Margin excluding Currency & Acquisitions
$ 3,951	$ 7,960	49.6%	$ 4,058	$ 8,090	50.2%	$ 4,058	$ 8,090	50.2%	European Union	$ 3,346	$ 7,381	45.3%	4.3	4.9	4.9
617	2,470	25.0%	825	2,615	31.5%	825	2,615	31.5%	Eastern Europe	658	2,300	28.6%	(3.6)	2.9	2.9
828	2,348	35.3%	857	2,394	35.8%	857	2,394	35.8%	Middle East & Africa	1,304	3,058	42.6%	(7.3)	(6.8)	(6.8)
1,301	3,211	40.5%	1,301	3,235	40.2%	1,301	3,235	40.2%	South & Southeast Asia	1,491	3,607	41.3%	(0.8)	(1.1)	(1.1)
1,805	4,045	44.6%	1,803	4,048	44.5%	1,803	4,048	44.5%	East Asia & Australia	1,520	4,094	37.1%	7.5	7.4	7.4
332	1,216	27.3%	417	1,337	31.2%	417	1,337	31.2%	Latin America & Canada	578	1,652	35.0%	(7.7)	(3.8)	(3.8)
$ 8,834	**$ 21,250**	**41.6%**	**$ 9,261**	**$ 21,719**	**42.6%**	**$ 9,261**	**$ 21,719**	**42.6%**	**Total PMI**	**$ 8,897**	**$ 22,092**	**40.3%**	**1.3**	**2.3**	**2.3**

(a) For the calculation of Adjusted Operating Income and Adjusted Operating Income excluding currency and acquisitions refer to previous slide
(b) For the calculation of Net Revenues excluding currency and acquisitions refer to slide 49

51

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Adjustments for the Impact of RBH, excluding Currency ($ in millions, except per share data) / (Unaudited) Nine Months Ended September 30, 2020 2019 % Change Net Revenues $ 21,250 $ 22,092 (3.8)% Net Revenues attributable to RBH (181) (a) Net Revenues $ 21,250 $ 21,911 (b) (3.0)% Less: Currency (470) Net Revenues, excluding Currency $ 21,720 $ 21,911 (b) (0.9)% Adjusted Operating Income (c) $ 8,834 $ 8,897 (0.7)% Operating Income attributable to RBH (126) (a) Adjusted Operating Income $ 8,834 $ 8,771 (b) 0.7% Less: Currency (426) Adjusted Operating Income, excluding Currency $ 9,260 $ 8,771 (b) 5.6% Adjusted OI Margin 41.6% 40.3% 1.3 Adjusted OI Margin attributable to RBH (0.3) (a) Adjusted OI Margin 41.6% 40.0% (b) 1.6 Less: Currency (1.0) Adjusted OI Margin, excluding Currency 42.6% 40.0% (b) 2.6 Adjusted Diluted EPS (d) $ 3.92 $ 3.97 (1.3)% Net earnings attributable to RBH (0.06) (a) Adjusted Diluted EPS $ 3.92 $ 3.91 (b) 0.3% Less: Currency (0.28) Adjusted Diluted EPS, excluding Currency $ 4.20 $ 3.91 (b) 7.4% (a) Represents the impact attributable to RBH from January 1, 2019 through March 21, 2019 (b) Pro forma (c) For the calculation of Adjusted Operating Income refer to slide 50 (d) For the calculation refer to slide 48 Note: Financials attributable to RBH include Duty Free sales in Canada 52

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Reported Diluted EPS to Pro Forma Adjusted Diluted EPS
(Unaudited)

	Quarter Ended Mar 31, 2019	Quarter Ended Jun 30, 2019	Six Months Ended Jun 30, 2019	Quarter Ended Sept 30, 2019	Nine Months Ended Sept 30, 2019	Quarter Ended Dec 31, 2019	Year Ended Dec 31, 2019
Reported Diluted EPS	**$ 0.87**	**$ 1.49**	**$ 2.36**	**$ 1.22**	**$ 3.57**	**$ 1.04**	**$ 4.61**
Asset impairment and exit costs	0.01	0.01	0.02	0.01	0.03	0.20	0.23
Canadian tobacco litigation-related expense	0.09	-	0.09	-	0.09	-	0.09
Loss on deconsolidation of RBH	0.12	-	0.12	-	0.12	-	0.12
Russia excise and VAT audit charge	-	-	-	0.20	0.20	-	0.20
Fair value adjustment for equity security investments	-	-	-	-	-	(0.02)	(0.02)
Tax items	-	(0.04)	(0.04)	-	(0.04)	-	(0.04)
Adjusted Diluted EPS	**$ 1.09**	**$ 1.46**	**$ 2.55**	**$ 1.43**	**$ 3.97**	**$ 1.22**	**$ 5.19**
Net earnings attributable to RBH	(0.06)[a]	-	(0.06)[a]	-	(0.06)[a]	-	(0.06)[a]
Pro Forma Adjusted Diluted EPS	**$ 1.03**	**$ 1.46**	**$ 2.49**	**$ 1.43**	**$ 3.91**	**$ 1.22**	**$ 5.13**

(a) Represents the impact of net earnings attributable to RBH from January 1, 2019 through March 21, 2019
Note: EPS is computed independently for each of the periods presented. Accordingly, the sum of the quarterly EPS amounts may not agree to the total for the year

53

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Years Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2019			**Reduced-Risk Products**	**2018**		**% Change**	
$ 1,724	$ (98)	$ 1,822	$ -	$ 1,822	European Union	$ 865	99.2%	+100%	+100%
844	(19)	864	-	864	Eastern Europe	324	+100%	+100%	+100%
321	(1)	322	-	322	Middle East & Africa	382	(15.8)%	(15.7)%	(15.7)%
-	-	-	-	-	South & Southeast Asia	-	-	-	-
2,671	13	2,658	-	2,658	East Asia & Australia	2,506	6.6%	6.0%	6.0%
27	(1)	28	-	28	Latin America & Canada [(a)]	19	41.9%	49.9%	49.9%
$ 5,587	**$ (106)**	**$ 5,693**	**$ -**	**$ 5,693**	**Total RRPs**	**$ 4,096**	**36.4%**	**39.0%**	**39.0%**
		2019			**PMI**	**2018**		**% Change**	
$ 9,817	$ (563)	$ 10,380	$ -	$ 10,380	European Union	$ 9,298	5.6%	11.6%	11.6%
3,282	(108)	3,390	-	3,390	Eastern Europe	2,921	12.4%	16.1%	16.1%
4,042	(162)	4,204	-	4,204	Middle East & Africa	4,114	(1.8)%	2.2%	2.2%
5,094	(10)	5,104	-	5,104	South & Southeast Asia	4,656	9.4%	9.6%	9.6%
5,364	(26)	5,390	-	5,390	East Asia & Australia	5,580	(3.9)%	(3.4)%	(3.4)%
2,206	(68)	2,274	-	2,274	Latin America & Canada	3,056	(27.8)%	(25.6)%	(25.6)%
$ 29,805	**$ (937)**	**$ 30,742**	**$ -**	**$ 30,742**	**Total PMI**	**$ 29,625**	**0.6%**	**3.8%**	**3.8%**

(a) Net Revenues include revenues from shipments of the *IQOS* heated tobacco device, heated tobacco units and accessories to Altria Group, Inc., commencing in the third quarter of 2019, for sale under license in the United States

Note: Sum of Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

54

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Years Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2017			**Reduced-Risk Products**	2016		% Change	
$ 269	$ 5	$ 264	$ -	$ 264	European Union	$ 57	+100%	+100%	+100%
55	3	52	-	52	Eastern Europe	6	+100%	+100%	+100%
94	(3)	98	-	98	Middle East & Africa	4	+100%	+100%	+100%
-	-	-	-	-	South & Southeast Asia	-	-	-	-
3,218	(94)	3,312	-	3,312	East Asia & Australia	666	+100%	+100%	+100%
4	-	4	-	4	Latin America & Canada	1	+100%	+100%	+100%
$ 3,640	**$ (89)**	**$ 3,729**	**$ -**	**$ 3,729**	**Total RRPs**	**$ 733**	**+100%**	**+100%**	**+100%**
		2017			**PMI**	2016		% Change	
$ 8,318	$ 45	$ 8,273	$ -	$ 8,273	European Union	$ 8,162	1.9%	1.4%	1.4%
2,711	229	2,482	-	2,482	Eastern Europe	2,484	9.1%	(0.1)%	(0.1)%
3,988	(520)	4,508	-	4,508	Middle East & Africa	4,516	(11.7)%	(0.2)%	(0.2)%
4,417	(63)	4,480	-	4,480	South & Southeast Asia	4,396	0.5%	1.9%	1.9%
6,373	(74)	6,447	-	6,447	East Asia & Australia	4,285	48.7%	50.5%	50.5%
2,941	(54)	2,995	-	2,995	Latin America & Canada	2,842	3.5%	5.4%	5.4%
$ 28,748	**$ (437)**	**$ 29,185**	**$ -**	**$ 29,185**	**Total PMI**	**$ 26,685**	**7.7%**	**9.4%**	**9.4%**

Note: Sum of Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

55

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Years Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2016			**Reduced-Risk Products**	2015		% Change	
$ 57	$ (2)	$ 60	$ -	$ 60	European Union	$ 29	96.4%	+100%	+100%
6	-	6	-	6	Eastern Europe	-	-	-	-
4	1	3	-	3	Middle East & Africa	-	-	-	-
-	-	-	-	-	South & Southeast Asia	-	-	-	-
666	70	597	-	597	East Asia & Australia	35	+100%	+100%	+100%
1	-	1	-	1	Latin America & Canada	-	-	-	-
$ 733	**$ 67**	**$ 666**	**$ -**	**$ 666**	**Total RRPs**	**$ 64**	**+100%**	**+100%**	**+100%**
		2016			**PMI**	2015		% Change	
$ 8,162	$ (147)	$ 8,309	$ -	$ 8,309	European Union	$ 8,068	1.2%	3.0%	3.0%
2,484	(340)	2,824	-	2,824	Eastern Europe	2,735	(9.2)%	3.3%	3.3%
4,516	(260)	4,776	-	4,776	Middle East & Africa	4,629	(2.4)%	3.2%	3.2%
4,396	(71)	4,467	-	4,467	South & Southeast Asia	4,288	2.5%	4.2%	4.2%
4,285	63	4,222	-	4,222	East Asia & Australia	3,915	9.5%	7.8%	7.8%
2,842	(525)	3,367	-	3,367	Latin America & Canada	3,159	(10.0)%	6.6%	6.6%
$ 26,685	**$ (1,280)**	**$ 27,965**	**$ -**	**$ 27,965**	**Total PMI**	**$ 26,794**	**(0.4)%**	**4.4%**	**4.4%**

Note: Sum of Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

56

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Calculation of Adjusted Operating Income Margin ($ in millions) / (Rounded) Year Ended December 31, 2016 Asset Adjusted Adjusted Operating Net Impairment & Operating Operating Income Revenues Exit Costs Income Income Margin East Asia & Australia 1,691 - 1,691 4,285 39.5% 57

Delivering a Smoke-Free Future 2020 Third-Quarter Results October 20, 2020